UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


   Date of report (Date of earliest event reported)     August 12, 2004

                          IMMUNOTECHNOLOGY CORPORATION
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)

                 0-24641                              84-1016435
--------------------------------------------------------------------------------
        (Commission File Number)           (IRS Employer Identification No.)


     1661 Lakeview Circle, Ogden, UT                              84403
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)

                                  801-399-3632
--------------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
      _
     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      _
     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      _
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      _
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into Material Definitive Agreements

     In order to fund the termination fee described in Item 1.02 below, we borrowed $5,000 from our president, Mark A. Scharmann and $120,000 from the lenders listed below:

                              Loan        Principal   Due        Option
      Lender                  Date        Amount (1)  Date       Shares (2)
      ------                  ----        ----------  ----       ----------

      Rich Robinson           8/12/04     $50,000     11/10/04   500,000
      Doug Eilertson          8/13/04     $50,000     11/11/04   500,000
      Steve Scharmann         8/25/04     $10,000     11/23/04   100,000
      Jill Correy             10/5/04     $10,000     1/3/05     100,000

     (1) Interest accrues.

     (2) These options are exercisable at $.01 per share for a period of two years and were granted as additional incentive for the loans.

Item 1.02.  Termination of Material Definitive Agreements.

     On April 21, 2003, the Company entered into an Agreement and Plan of Merger ("Agreement") with Ultimate Securities Systems, Inc. ("USSI"). Pursuant to the Agreement, the Company filed a Form S-4 Registration Statement relating to the shares to be issued in the merger. In August 2004, the Company and USSI mutually agreed to terminate the Agreement. As part of the parties' agreement to terminate the Agreement, the Company paid USSI a termination fee of $125,000.

     The Company withdrew the Form S-4 that had been filed in connection with the proposed merger. The Form S-4 was withdrawn before it was declared effective.

     The Company is now seeking alternative acquisition transactions.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits -   10.1 Promissory Note - Robinson
                  10.2 Promissory Note - Eilertson
                  10.3 Promissory Note - Corry
                  10.4 Promissory Note - Scharmann

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 16, 2004                 IMMUNOTECHNOLOGY CORPORATION

                                    By:   /s/ Mark A. Scharmann,
                                          Chief Executive Officer and
                                          Chief Financial Officer

                                       3